UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
April 18, 2007
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
VALENTEC SYSTEMS, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	0-11454	59-2332857
(State or other jurisdiction incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2629 York Avenue
Minden, LA 71055
(Address of Principal Executive Offices)
(318) 382-4574
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.
     On April 18, 2007, Valentec Systems, Inc. announced that it has completed the ‘’First Article’’ milestone on its five-year, Indefinite Delivery/Indefinite Quantity (ID/IQ) M583, 40mm ammunition contract from the U.S. Army. The ‘’First Article’’ test events produced a performance rate of 99% for the M583, 40mm ammunitions. As a result, the U.S. Army has officially approved full-scale production, which will occur at the Company’s new facility in Minden, LA.
     A copy of the press release published on April 18, 2007 is attached as an exhibit hereto.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
     (c) Exhibits

Exhibit 99.1	Press release dated April 18, 2007.	Provided herein.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Dated: April 18, 2007

VALENTEC SYSTEMS, INC.
By:	/s/ Robert Zummo
	Name:	Robert Zummo
	Title:	President and Chief Executive Officer